1
EXHIBIT 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
We consent to the
incorporation by reference
in Registration Statement No.
333-106661 on Form S-8
of First BanCorp. of
our report
dated June
18, 2026
appearing in
this Annual
Report on
Form
11
-K of
The FirstBank
401(k) Retirement
Plan
for Residents of the U.S. Virgin Islands and the
United States of America for the year ended December
31, 2025.
/s/ Crowe LLP
Chicago, Illinois
June 18,
2026